Delaware
Investments(SM)
--------------------------------------
a member of Lincoln Financial Group(R)




FIXED INCOME




Semiannual Report 2003
--------------------------------------------------------------------------------
                                          DELAWARE HIGH-YIELD OPPORTUNITIES FUND



[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

Letter to Shareholders                     1

Portfolio Management Review                3

New at Delaware                            5

Performance Summary                        6

Financial Statements:

  Statement of Net Assets                  7

  Statement of Assets
    and Liabilities                       11

  Statement of Operations                 12

  Statements of Changes
    in Net Assets                         13

  Financial Highlights                    14

  Notes to Financial
    Statements                            18

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Delaware Investments
  POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach -- rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                    Delaware High-Yield Opportunities Fund
  TO SHAREHOLDERS                         February 10, 2003

Recap of Events
The six-month period ended January 31, 2003 represented a largely positive environment for bond investors. The driving force for the fixed-income market was the steady decline in interest rates. Prompted by a muted inflation outlook, the Federal Reserve lowered rates an additional one half percent in early November to help maintain economic growth and provide an added measure of stimulus going into the holiday shopping season.

A weak stock market, as well as geopolitical concerns, were two other positives for the fixed-income market. Investors continued to reallocate their capital to the relative safety of bonds, especially to securities issued by the U.S. government and its affiliated agencies, which offered the highest credit quality.

In fact, stocks underperformed bonds in 2002 for a third straight year, the first time that has occurred in over 20 years. Few areas of the stock market could avoid the selling pressures caused largely by investor uncertainty regarding the pace of the recovery. During the period of this report, the Dow Jones Industrial Average fell -6.74% and the Nasdaq Composite Index declined -0.55%. Despite a brief rally in late July 2002, and another upsurge that spanned October and November, the selling pressure in stocks had the greatest impact on the stock market's performance.

The Commerce Department reported that the economic rebound that started in late 2001 continued on track during the period of this report. Yet that growth, as measured by gross domestic product (GDP), has been erratic. In the third quarter of 2002, real, or inflation-adjusted GDP growth was +4.0%. The next quarter, real GDP grew a meager +1.4%.

Investors have vacillated their opinion about the course of the economy. Ongoing concern has been focused on the lack of business spending throughout the economic recovery. Also known as capital expenditure, corporate outlays for new plants and equipment reached historically high levels in the 1990s and such overspending led to excess capacity. With the ensuing mismatch between production and demand, businesses substantially scaled back on their spending with the new decade. We believe this retrenchment helped spark the recession of 2001. The economy's inability to bounce back, as it has in many prior post-recessionary periods, has contributed to the less-than-expected rate of growth and inhibited new hiring.

Conversely, there are many positives concerning the economy. Productivity, long held in economic theory as a determining factor in a country's standard of living, continued to show strength. There were mounting signs that the stimulus provided by the Federal Reserve appeared to be taking hold. Lower rates, for instance, prompted a wave of mortgage refinancing that totaled $1 billion in 2001 and 2002, freeing up added cash for families across the nation (Source: The Wall Street Journal). Lastly, in early January, investors monitored news reports of the Bush administration's proposed massive spending and tax-cut package, designed to pump some $670 billion into the economy over the next decade. Though this measure must go before Congress, it nonetheless supports the view that growth is not only in place, but has the backing of very significant macroeconomic forces.

Total Return
For the period ended January 31, 2003                            Six months
--------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund Class A Shares             +11.29%
Lipper High Current Yield Funds Average (416 funds)                +7.93%
Salomon Smith Barney High-Yield Cash Pay Index                    +14.17%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper High Current Yield Funds Average represents the average return of high-yield bond funds tracked by Lipper (Source: Lipper Inc.). The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of domestic high-yield bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
We are guardedly optimistic about the economy and the financial markets as the new year moves along. We believe that the economy will continue to expand in 2003 and ongoing growth may raise interest rates. Likewise, Washington's stimulus policy, if enacted, could cause the supply of Treasuries to increase, which might add further pressure on interest rates.

We remind investors that in a rising interest rate environment, market prices of fixed-income securities tend to decline, with shorter-term bonds usually decreasing less in value than longer-term bonds. For investors with a longer-term perspective, the benefit of such an environment is that the income stream from their bond funds may likely experience a modest increase. We also point out that, over the long term, bonds have consistently served to dampen volatility within a diversified portfolio.

Of course, concerns over the situation with Iraq have taken center stage recently. As no one knows precisely how this delicate matter will play out in the coming weeks or months, we believe it may be wise for investors to take advantage of the wait-and-see environment that has evolved of late. We suggest investors meet with their financial professionals to review their portfolios to ensure their asset allocation is still in line with their long-term goals.

Thank you for your continued confidence in and commitment to Delaware
Investments.

Sincerely,


/s/ Jude T. Driscoll
--------------------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                 Delaware High-Yield Opportunities Fund
  MANAGEMENT REVIEW                       February 10, 2003


Fund Manager

Timothy L. Rabe
Portfolio Manager

The Fund's Results
Over the past six months, we continued to see uncertainty both at home and abroad. Faced with the threat of terrorism, the growing likelihood of conflict with Iraq, and concerns about North Korean arms proliferation, the U.S. economy was unable to mount a strong and persistent rebound. Through it all, bond investors benefited from a low interest rate environment, a very accommodating Federal Reserve, and the flight of capital from the beleaguered equity markets.

Within the high-yield sector of the bond market, many highly leveraged companies defaulted on their loans and are now no longer represented in the sector's index. The increased rate of "fallen angels" -- investment-grade bonds that have been downgraded to non-investment-grade status -- contributed to the market's destabilization. While fallout from high profile bankruptcies, such as WorldCom, clearly had negative implications for the sector, many companies emerged stronger by year's end. In fact, the top holdings that comprise the high-yield universe today are fundamentally stronger than they were a few years ago. Greater scrutiny on corporate balance sheets and an emphasis on the quality of earnings have also resulted in a healthier high-yield market over the past six months.

Despite the economys' struggles, Delaware High-Yield Opportunities Fund posted positive performance during the semiannual period. For the six months ended January 31, 2003, the Fund returned +11.29% (Class A shares at net asset value with distributions reinvested), outperforming the Lipper High Current Yield Funds Average, which returned +7.93% for the same period. Your Fund underperformed the Salomon Smith Barney High-Yield Cash Pay Index, which rose +14.17% during the same period.

Portfolio Highlights
Two sectors in particular had a significant impact on Fund performance during the period. The telecommunications sector, which has struggled in the past several years, witnessed a strong rally in the fourth quarter of 2002. Nextel Communications, Nextel Partners, AT&T Wireless Service, and Crown Castle International each generated positive performance and were among the portfolio's core holdings. The utilities sector, one of the most volatile sectors over the past year due to poor earnings and instances of fraudulent accounting practices, has benefited from renewed focus on corporate balance sheets. Calpine was among the top performing bonds in this sector.

Improving fundamentals have also begun to emerge in the cable sector. As a result, we continue to focus on those companies that offer strong balance sheets, dependable cash flows, and competitive market positions. Charter Communications Holdings, as an example, has delivered attractive returns and remains a core holding.

Despite issues that have plagued several core names in both telecommunications and utilities, we have maintained a highly diversified approach that helped limit any negative effect and contributed to the Fund's positive overall performance. By avoiding sector concentration and limiting exposure to any single holding, we attempted to minimize portfolio risk and deliver competitive investment returns to our shareholders.

Amid a growing budget deficit and legislative issues facing the industry, we reduced our exposure to the healthcare sector to an underweighted position relative to the benchmark index.

It is our belief that the whirlwind of events that spanned from late 2001 into 2002 caused a scenario in which corporate malfeasance at one firm often plagued an entire industry. This scenario reinforced our belief that stringent research is required to stay ahead of events impacting a sector, and the impact that one company's troubles can have on its competitors.

The energy sector, which has benefited from increased emphasis on more forthright corporate disclosure, experienced improving fundamentals during the period. However, we feel this sector offers little value from a yield standpoint and we will therefore maintain an underweighted position going forward.

When we reported to you last summer, the Fund held an overweighted position in the chemicals sector. In recent months, escalating oil prices have generated growing concern for the industry. While we continue to maintain an overweighted position relative to our benchmark index, our focus is on a few high-quality names. We remain confident that our thorough credit analysis enables us to uncover companies with solid management teams, strong balance sheets, and dependable cash flows.

The portfolio's exposure to automobiles and automotive parts suppliers hurt performance during the semiannual period. In recent months, we've grown increasingly skeptical of incentive-based sales programs led by major automakers such as Ford and General Motors, and we are underweighted in this sector. One poor performer in the sector was Venture Holdings Trust, which defaulted on its interest payments.

The Fund's exposure to the food services industry also had a negative impact on performance. We attribute the sector's weaker-than-anticipated performance to declining sales and price wars among fast food chains.

More positively, we feel that our extensive credit research capabilities provide us with the ability to capitalize on unique investment opportunities that appear undervalued. Clothing retailer J Crew represents a good example of such a holding. The company has suffered recent underperformance as a result of weak fundamentals and modest economic growth. However, we have long believed that J Crew benefits from an attractive competitive position due to its strong brand name and remains compelling in the long term. Even more encouraging is the recent appointment of new CEO Millard Drexler, former CEO of clothing retailer The Gap. We believe that J Crew may fare well under this new leadership.

Outlook
While the growing threat of conflict with Iraq has added market volatility through heightened investor uncertainty, we remain optimistic about the longer-term prospects for the economic recovery. With the second half of the Fund's fiscal period, we believe that the larger positive forces at work within the economy should likely take hold. Steady improvements should enhance corporate profitability, which in turn will enhance the credit standing and income production of high-yielding corporate securities.

Top 10 Sectors
As of January 31, 2003

                                                               Percentage
Sector                                                        of Net Assets
--------------------------------------------------------------------------------
 1. Cable, Media & Publishing                                     13.71%
--------------------------------------------------------------------------------
 2. Telecommunications                                             7.09%
--------------------------------------------------------------------------------
 3. Leisure, Lodging & Entertainment                               5.77%
--------------------------------------------------------------------------------
 4. Utilities                                                      5.73%
--------------------------------------------------------------------------------
 5. Energy                                                         5.72%
--------------------------------------------------------------------------------
 6. Chemicals                                                      5.68%
--------------------------------------------------------------------------------
 7. Retail                                                         4.70%
--------------------------------------------------------------------------------
 8. Food, Beverage & Tobacco                                       3.59%
--------------------------------------------------------------------------------
 9. Packaging & Containers                                         2.52%
--------------------------------------------------------------------------------
10. Electronics & Electrical Equipment                             2.09%
--------------------------------------------------------------------------------

New
  AT DELAWARE

================================================================================

It's Tax Time                                                  Graphic Omitted
  AGAIN                                                        edelivery logo


Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R)Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!
Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware Investments is not liable for tax information provided by TurboTax(R). TurboTax(R) is a registered trademark of Intuit Inc.

================================================================================

Delaware
  HIGH-YIELD OPPORTUNITIES FUND

Fund Basics
As of January 31, 2003

--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks total return, and as a secondary objective, high current income.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$36.11 million

--------------------------------------------------------------------------------
Number of Holdings:
177

--------------------------------------------------------------------------------
Fund Start Date:
December 30, 1996

--------------------------------------------------------------------------------
Your Fund Manager:
Timothy L. Rabe is Vice President/Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   DHOAX
Class B   DHOBX
Class C   DHOCX

Fund Performance
Average Annual Total Returns

Through January 31, 2003        Lifetime        Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 12/30/96)
Excluding Sales Charge           +3.32%           +0.19%         +4.22%
Including Sales Charge           +2.55%           -0.71%         -0.46%
--------------------------------------------------------------------------------
Class B (Est. 2/17/98)
Excluding Sales Charge           -0.92%                          +3.26%
Including Sales Charge           -1.11%                          -0.50%
--------------------------------------------------------------------------------
Class C (Est. 2/17/98)
Excluding Sales Charge           -0.92%                          +3.26%
Including Sales Charge           -0.92%                          +2.32%
--------------------------------------------------------------------------------

The Fund invests primarily in high-yield bonds (commonly known as "junk bonds"), which involve greater risk than investing in higher-quality bonds.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended January 31, 2003 for Delaware High-Yield Opportunities Fund Institutional Class were +3.59%, +0.50%, and +4.25%, respectively. The Institutional Class shares were first made available on December 30, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware High-Yield Opportunities Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DHOIX

Statement                                 Delaware High-Yield Opportunities Fund
  OF NET ASSETS                           January 31, 2003 (Unaudited)


                                                    Principal         Market
                                                      Amount       Value (U.S.$)

Asset-Backed Securities - 0.11%

  Morgan Stanley Dean Witter Capital
    2001-NC3N  N 12.75% 10/25/31                    $  40,270       $   41,075
                                                                    ----------
  Total Asset-Backed Securities
    (cost $40,270)                                                      41,075
                                                                    ----------

Collateralized Mortgage Obligations - 2.77%

  Citicorp Mortgage Securities
    2001-14 B3 6.617% 9/25/31                         175,000          176,586
  Credit Suisse First Boston Mortgage
    Securities 2001-CK1 5.863% 12/16/35               300,000          261,961
  Goldman Sachs Mortgage Securities
    AMP 2002-HE2 N 8.25% 10/20/32                     150,000          149,906
  Master Asset Securitization Trust
    2001-3 B4 6.017% 1/25/32                           73,188           68,365
  Salomon Brothers Mortgage Securities
    1999-C1 J 7.00% 5/18/32                           300,000          226,980
  Washington Mutual Mortgage
    Securities 2001-8 CB4
    6.71% 8/25/31                                     125,000          117,502
                                                                    ----------

Total Collateralized Mortgage Obligations
  (cost $899,800)                                                    1,001,300
                                                                    ----------

                                                     Number of
                                                       Shares

Common Stock - 0.04%

 +NII Holdings                                            990           15,145
                                                                    ----------

Total Common Stock (cost $5,444)                                        15,145
                                                                    ----------

                                                     Principal
                                                       Amount

Corporate Bonds - 77.14%

Aerospace & Defense - 0.47%
  Sequa 9.00% 8/1/09                               $  175,000          170,625
                                                                    ----------
                                                                       170,625
                                                                    ----------
Automobiles & Automotive Parts - 1.68%
++Asbury Automotive Group 144A
    9.00% 6/15/12                                      75,000           68,625
  Collins & Aikman 10.75% 12/31/11                    250,000          235,000
  CSK Auto 12.00% 6/15/06                             225,000          243,000
  Neff 10.25% 6/1/08                                  125,000           38,125
 *Venture Holdings Trust 12.00% 6/1/09                475,000           21,969
                                                                    ----------
                                                                       606,719
                                                                    ----------
Banking, Finance & Insurance - 0.94%
  Finova Group 7.50% 11/15/09                         275,000          101,063
  Sovereign Bancorp 10.50% 11/15/06                   150,000          169,500
++Zurich Capital Trust I 144A
    8.376% 6/1/37                                      75,000           70,639
                                                                    ----------
                                                                       341,202
                                                                    ----------
Buildings & Materials - 1.08%
  Building Materials 7.75% 7/15/05                    150,000          127,313
  Foster Wheeler 6.75% 11/15/05                       450,000          263,250
                                                                    ----------
                                                                       390,563
                                                                    ----------

                                                    Principal         Market
                                                      Amount       Value (U.S.$)


Corporate Bonds (continued)

Cable, Media & Publishing - 13.71%
++Allbritton Communications 144A
    7.75% 12/15/12                                  $   75,000      $  74,625
  American Media Operation
   10.25% 5/1/09                                       225,000        241,875
  Charter Communications Holdings
    10.75% 10/1/09                                     575,000        278,875
  **13.50% 1/15/11                                   1,450,000        471,249
  CSC Holdings 8.125% 7/15/09                          400,000        390,000
++Dex Media East 144A 12.125% 11/15/12                 175,000        193,813
  Echostar DBS 9.375% 2/1/09                           300,000        316,500
++Houghton Mifflin 144A 9.875% 2/1/13                  200,000        209,000
++Insight Midwest 144A 9.75% 10/1/09                   550,000        529,374
  Lodgenet Entertainment
    10.25% 12/15/06                                    300,000        295,500
  Mediacom Broadband 11.00% 7/15/13                    425,000        445,187
  PanAmSat 8.50% 2/1/12                                350,000        341,250
++RH Donnelley Finance 144A
    10.875% 12/15/12                                   175,000        193,375
++Vertis 144A 10.875% 6/15/09                          175,000        181,125
  Von Hoffman 10.25% 3/15/09                           175,000        166,250
  WRC Media 12.75% 11/15/09                            175,000        172,375
  XM Satellite Radio 14.00% 12/31/03                    74,774         74,774
  Young Broadcasting 10.00% 3/1/11                     375,000        377,813
                                                                    ---------
                                                                    4,952,960
                                                                    ---------
Chemicals - 5.68%
  Avecia Group 11.00% 7/1/09                           200,000        167,000
++FMC 144A 10.25% 11/1/09                              175,000        186,375
  Huntsman Chemical 10.125% 7/1/09                     400,000        334,000
  IMC Global
    6.55% 1/15/05                                       75,000         73,164
    7.625% 11/1/05                                     250,000        243,927
  Lyondell Chemical 9.50% 12/15/08                     350,000        316,750
  MacDermid 9.125% 7/15/11                             200,000        216,000
  SOI Funding 11.25% 7/15/09                           425,000        361,251
  Solutia 6.72% 10/15/37                               200,000        153,000
                                                                    ---------
                                                                    2,051,467
                                                                    ---------
Computers & Technology - 1.53%
  Amkor Technology 9.25% 5/1/06                        175,000        166,250
  Asat Finance 12.50% 11/1/06                          195,000        147,225
  Chippac International 12.75% 8/1/09                  100,000        107,500
++Seagate Technology 144A
    8.00% 5/15/09                                      125,000        131,250
                                                                    ---------
                                                                      552,225
                                                                    ---------
Consumer Products - 2.03%
  American Greetings 11.75% 7/15/08                    275,000        306,625
  Salton 12.25% 4/15/08                                325,000        323,375
  Sealy Mattress 10.875% 12/15/07                      100,000        102,500
                                                                    ---------
                                                                      732,500
                                                                    ---------
Consumer Services - 0.37%
++Brickman 144A 11.75% 12/15/09                        125,000        134,219
                                                                    ---------
                                                                      134,219
                                                                    ---------

Statement                                 Delaware High-Yield Opportunities Fund
  OF NET ASSETS (CONTINUED)


                                                    Principal         Market
                                                      Amount       Value (U.S.$)

Corporate Bonds (continued)

Electronics & Electrical Equipment - 2.09%
++AMI Semiconductor 144A
    10.75% 2/1/13                                    $225,000      $  225,000
  Avnet 9.75% 2/15/08                                 190,000         190,000
++Sanmina - SCI 144A
    10.375% 1/15/10                                   325,000         339,625
                                                                   ----------
                                                                      754,625
                                                                   ----------
Energy - 5.72%
  El Paso 7.00% 5/15/11                               225,000         173,551
++El Paso Energy Partners 144A
    10.625% 12/1/12                                   175,000         188,125
++Hanover Equipment Trust 144A
    8.50% 9/1/08                                      160,000         152,000
 *Petro Geo-Services 6.25% 11/19/03                    75,000          31,875
  Premcor Refining Group 9.50% 2/1/13                 325,000         327,438
  Tennessee Gas Pipeline
    8.375% 6/15/32                                    275,000         248,251
  Transcontinental Gas Pipeline
    6.125% 1/15/05                                    100,000          98,000
  ++144A 8.875% 7/15/12                               215,000         224,675
++Westport Resource 144A 8.25% 11/1/11                125,000         132,500
  Williams
    6.625% 11/15/04                                   100,000          83,000
    Series A 7.50% 1/15/31                            125,000          87,500
++Williams Gas Pipelines Central 144A
    7.375% 11/15/06                                   325,000         318,500
                                                                   ----------
                                                                    2,065,415
                                                                   ----------
Environmental Services - 1.53%
++Casella Waste Systems 144A
    9.75% 2/1/13                                      225,000         230,625
  IESI 10.25% 6/15/12                                 325,000         320,125
                                                                   ----------
                                                                      550,750
                                                                   ----------
Food, Beverage & Tobacco - 3.59%
  B&G Foods 9.625% 8/1/07                             200,000         205,500
  DiGiorgio 10.00% 6/15/07                            350,000         348,250
  Fleming
    10.125% 4/1/08                                    175,000         125,125
    10.625% 7/31/07                                   100,000          50,500
  Ingles Markets 8.875% 12/1/11                       175,000         161,875
  National Wine & Spirits
    10.125% 1/15/09                                   325,000         300,625
  Perkins Family Restaurants
    10.125% 12/15/07                                  115,000         104,219
                                                                   ----------
                                                                    1,296,094
                                                                   ----------
Healthcare & Pharmaceuticals - 1.95%
  aaiPharma 11.00% 4/1/10                             150,000         156,750
  Concentra Operating 13.00% 8/15/09                  150,000         154,500
  Extendicare Health Services
    9.35% 12/15/07                                    100,000          77,500
  Healthsouth 6.875% 6/15/05                          345,000         315,675
                                                                   ----------
                                                                      704,425
                                                                   ----------

                                                    Principal         Market
                                                      Amount       Value (U.S.$)

Corporate Bonds (continued)

Home Builders - 1.54%
  DR Horton 9.75% 9/15/10                            $ 175,000    $   184,625
  Technical Olympic USA 10.375% 7/1/12                 400,000        371,000
                                                                   ----------
                                                                      555,625
                                                                   ----------
Leisure, Lodging & Entertainment - 5.77%
  Alliance Gaming 10.00% 8/1/07                         75,000         78,563
  AMC Entertainment 9.50% 3/15/09                      100,000         96,000
  Circus & Eldorado Joint Venture
    10.125% 3/1/12                                     325,000        315,249
  Extended Stay America
    9.875% 6/15/11                                     125,000        125,313
  Herbst Gaming 10.75% 9/1/08                           50,000         53,000
  Host Marriott REIT 9.25% 10/1/07                     225,000        222,469
  Mandalay Resort Group
    9.375% 2/15/10                                     150,000        160,125
  MeriStar Hospitality Operating
    Partnership REIT 10.50% 6/15/09                    225,000        196,875
  Penn National Gaming 11.125% 3/1/08                  325,000        357,499
  Regal Cinemas 9.375% 2/1/12                           75,000         79,313
  Six Flags 9.75% 6/15/07                              225,000        218,250
++Turning Stone Casino Resort
    Enterprise 144A 9.125% 12/15/10                    175,000        181,125
                                                                   ----------
                                                                    2,083,781
                                                                   ----------
Metals & Mining - 1.29%
++Jorgensen Earle M. 144A 9.75% 6/1/12                 125,000        128,125
  Oregon Steel Mills 10.00% 7/15/09                    350,000        336,000
                                                                   ----------
                                                                      464,125
                                                                   ----------
Packaging & Containers - 2.52%
  AEP Industries 9.875% 11/15/07                       225,000        203,625
++Anchor Glass Container 144A
    11.00% 2/15/13                                      70,000         70,000
++BWAY Finance 144A 10.00% 10/15/10                    175,000        184,625
  Portola Packaging 10.75% 10/1/05                     225,000        230,625
  Radnor Series B 10.00% 12/1/03                       250,000        219,375
                                                                   ----------
                                                                      908,250
                                                                   ----------
Paper & Forest Products - 1.52%
  Georgia-Pacific
    9.375% 2/1/13                                      150,000        150,000
    9.50% 5/15/22                                      450,000        400,500
                                                                   ----------
                                                                      550,500
                                                                   ----------
Real Estate - 1.26%
  Senior Housing Properties Trust
    8.625% 1/15/12                                     225,000        225,000
  Tanger Properties 9.125% 2/15/08                     225,000        228,781
                                                                   ----------
                                                                      453,781
                                                                   ----------
Restaurants - 1.71%
  Advantica Restaurant 12.75% 9/30/07                  240,000        233,733
  Avado Brands 9.75% 6/1/06                            150,000         39,563
  CKE Restaurants 9.125% 5/1/09                        375,000        343,593
                                                                   ----------
                                                                      616,889
                                                                   ----------

Statement                                 Delaware High-Yield Opportunities Fund
  OF NET ASSETS (CONTINUED)


                                                    Principal         Market
                                                      Amount       Value (U.S.$)

Corporate Bonds (continued)

Retail - 4.70%
   J Crew 13.125% 10/15/08                           $380,000      $  286,900
   J Crew Operating 10.375% 10/15/07                  325,000         310,375
++*KMart 144A 9.875% 6/15/08                          500,000          87,500
   Office Depot 10.00% 7/15/08                        350,000         398,563
   Petco Animal Supplies 10.75% 11/1/11               250,000         280,625
   Remington Arms 10.50% 2/1/11                       200,000         209,500
   Saks 7.25% 12/1/04                                 120,000         122,100
                                                                   ----------
                                                                    1,695,563
                                                                   ----------
Telecommunications - 7.09%
   Alamosa Delaware 12.50% 2/1/11                     150,000          47,250
 **Alamosa Holdings 12.875% 2/15/10                   330,000          66,000
 **Allegiance Telecom 11.75% 2/15/08                  350,000          72,625
   AT&T Wireless Service 8.125% 5/1/12                175,000         182,355
   Crown Castle International
     10.625% 11/15/07                                 175,000         153,563
     10.75% 8/1/11                                    175,000         150,500
   Level 3 Communications
     9.125% 5/1/08                                    150,000          95,250
   Nextel Communications
     9.375% 11/15/09                                  175,000         169,313
     10.65% 9/15/07                                   175,000         175,875
 **Nextel Partners 14.00% 2/1/09                      450,000         366,749
   Northern Telecom Capital
     7.40% 6/15/06                                    225,000         190,124
   Qwest
     7.20% 11/1/04                                    125,000         123,438
   ++144A 8.875% 3/15/12                               75,000          78,000
   Qwest Capital Funding 7.25% 2/15/11                200,000         146,500
 ++Qwest Services 144A 13.50% 1/1/08                  125,000         131,875
 **SBA Communications 12.00% 3/1/08                   105,000          65,100
   Time Warner Telecommunications
     9.75% 7/15/08                                    400,000         235,999
 **UbiquiTel Operating 14.00% 4/15/10                 550,000          35,750
  *WorldCom 7.50% 5/15/11                             325,000          72,719
                                                                   ----------
                                                                    2,558,985
                                                                   ----------
Transportation & Shipping - 1.64%
   Hornbeck Offshore Services
     10.625% 8/1/08                                   285,000         302,100
   Kansas City Southern Railway
     9.50% 10/1/08                                     75,000          82,594
 ++Stena AB 144A 9.625% 12/1/12                       200,000         207,500
                                                                   ----------
                                                                      592,194
                                                                   ----------
Utilities - 5.73%
   Avista 9.75% 6/1/08                                325,000         334,349
   Calpine 10.50% 5/15/06                             325,000         170,625
   CMS Energy 9.875% 10/15/07                         200,000         180,194
   Consumers Energy 6.20% 5/1/08                      170,000         170,397
 ++Illinois Power 144A 11.50% 12/15/10                175,000         174,125
   Limestone Electron Trust
     8.625% 3/15/03                                   125,000         123,359
   Midland Funding II 11.75% 7/23/05                  125,000         131,311
   Mirant Americas Generation
     7.625% 5/1/06                                    100,000          63,500
     8.30% 5/1/11                                     225,000         136,125

                                                    Principal         Market
                                                      Amount       Value (U.S.$)

Corporate Bonds (continued)

Utilities (continued)
   National Waterworks 10.50% 12/1/12                 $175,000     $  186,813
 ++Nevada Power 144A 10.875% 10/15/09                  100,000        104,500
   Orion Power Holdings 12.00% 5/1/10                  150,000        135,750
   Xcel Energy 7.00% 12/1/10                           175,000        158,375
                                                                   ----------
                                                                    2,069,423
                                                                   ----------
Total Corporate Bonds
  (cost $28,079,530)                                               27,852,905
                                                                   ----------
Foreign Bonds - 12.73%

Australia - 0.44%
   Newmont Yandal Operations
     8.875% 4/1/08                                     160,000        160,000
                                                                   ----------
                                                                      160,000
                                                                   ----------
Brazil - 0.71%
   Federal Republic of Brazil
     Series C 8.00% 4/15/14                            369,423        255,042
                                                                   ----------
                                                                      255,042
                                                                   ----------
Canada - 5.71%
   Ainsworth Lumber
     12.50% 7/15/07                                    275,000        290,469
     13.875% 7/15/07                                   100,000        108,625
   Calpine Canada Energy Finance
     8.50% 5/1/08                                      325,000        152,750
   CP Ships Limited 10.375% 7/15/12                    200,000        211,000
   Fairfax Financial Holdings
     7.75% 12/15/03                                    500,000        470,516
   Intrawest 10.50% 2/1/10                             125,000        131,250
   Nortel Networks 6.125% 2/15/06                      125,000        107,500
   Rogers Cablesystems 10.00% 3/15/05                  150,000        158,250
 ++Sun Media 144A 7.625% 2/15/13                       125,000        126,563
   Western Oil Sands 8.375% 5/1/12                     300,000        306,000
                                                                   ----------
                                                                    2,062,923
                                                                   ----------
Colombia - 0.94%
   Republic of Colombia 10.00% 1/23/12                 350,000        338,625
                                                                   ----------
                                                                      338,625
                                                                   ----------
Ecuador - 0.72%
 ++Republic of Ecuador 144A
     5.00% 8/15/30                                     545,000        258,875
                                                                   ----------
                                                                      258,875
                                                                   ----------
Ireland - 0.65%
 ++MDP Acquisitions 144A 9.625% 10/1/12                225,000        234,000
                                                                   ----------
                                                                      234,000
                                                                   ----------
Norway - 0.74%
   Ocean Rig Norway 10.25% 6/1/08                      300,000        268,500
                                                                   ----------
                                                                      268,500
                                                                   ----------
Panama - 0.99%
   Panama 9.375% 1/16/23                               350,000        356,125
                                                                   ----------
                                                                      356,125
                                                                   ----------

Statement                                 Delaware High-Yield Opportunities Fund
  OF NET ASSETS (CONTINUED)


                                                    Principal         Market
                                                      Amount       Value (U.S.$)

Foreign Bonds (continued)

Peru - 0.20%
   Republic of Peru 4.00% 3/7/17                     $100,000      $    71,702
                                                                   -----------
                                                                        71,702
                                                                   -----------
Turkey - 0.61%
   Republic of Turkey 11.00% 1/14/13                  225,000          222,188
                                                                   -----------
                                                                       222,188
                                                                   -----------
Venezuela - 1.02%
   Republic of Venezuela 9.25% 9/15/27                580,000          368,300
                                                                   -----------
                                                                       368,300
                                                                   -----------

Total Foreign Bonds (cost $4,640,128)                                4,596,280
                                                                   -----------

                                                     Number of
                                                      Shares

Preferred Stocks - 0.69%

   CSC Holdings PIK 11.75%                              2,550          249,263
   Intermedia Communications PIK 13.50%                     1               87
                                                                   -----------

Total Preferred Stocks (cost $217,450)                                 249,350
                                                                   -----------

Warrants - 0.07%

  +Horizon PCS                                            600               30
  +Solutia                                                450                5
   XM Satellite Radio                                  10,625           25,625
                                                                   -----------

Total Warrants (cost $105,004)                                          25,660
                                                                   -----------
                                                      Principal
                                                        Amount

Repurchase Agreements - 4.87%
  With BNP Paribas 1.26% 2/3/03
    (dated 1/31/03, collateralized by
    $700,000 U.S. Treasury Bills due
    7/24/03, market value $696,089)                  $682,300          682,300
  With J. P. Morgan Securities
    1.25% 2/3/03 (dated 1/31/03,
    collateralized by $356,500
    U.S. Treasury Notes 7.875% due
    11/15/04, market value $401,524)                  393,400          393,400
  With UBS Warburg 1.27% 2/3/03
    (dated 1/31/03, collateralized by
    $681,500 U.S. Treasury Notes
    4.625% due 2/28/03,
    market value $696,307)                            682,300          682,300
                                                                   -----------
Total Repurchase Agreements
  (cost $1,758,000)                                                  1,758,000
                                                                   -----------

Total Market Value of Securities - 98.42%
  (cost $35,745,626)                                                35,539,715
Receivables and Other Assets
  Net of Liabilities - 1.58%                                           571,528
                                                                   -----------
Net Assets Applicable to 9,988,470
  Shares Outstanding - 100.00%                                     $36,111,243
                                                                   ===========

Net Asset Value - Delaware High-Yield
  Opportunities Fund Class A
  ($18,016,044/4,983,476 Shares)                                         $3.62
                                                                         -----
Net Asset Value - Delaware High-Yield
  Opportunities Fund Class B
  ($11,776,927/3,257,332 Shares)                                         $3.62
                                                                         -----
Net Asset Value - Delaware High-Yield
  Opportunities Fund Class C
  ($3,441,812/952,019 Shares)                                            $3.62
                                                                         -----
Net Asset Value - Delaware High-Yield
  Opportunities Fund Institutional Class
  ($2,876,460/795,643 Shares)                                            $3.62
                                                                         -----

Components of Net Assets at January 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                               $50,040,682
Distributions in excess of net investment income                       (13,024)
Accumulated net realized loss on investments                       (13,279,867)
Net unrealized depreciation of investments                            (636,548)
                                                                   -----------
Total net assets                                                   $36,111,243
                                                                   ===========

Summary of Abbreviations
AMP - Alternative Mortgage Product
PIK - Payment in kind
REIT - Real Estate Investment Trust

 *Non-income producing security. Security is currently in default.

**Step coupon bond.

 +Non-income producing security for the period ended January 31, 2003.

++Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 7 in "Notes to Financial Statements".

Net Asset Value and Offering Price per Share --
  Delaware High-Yield Opportunities Fund
Net asset value Class A (A)                                              $3.62
Sales charge (4.50% of offering price
  or 4.70% of amount invested per share) (B)                              0.17
                                                                         -----
Offering price                                                           $3.79
                                                                         =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.



See accompanying notes

Statement                                 Delaware High-Yield Opportunities Fund
  OF ASSETS AND LIABILITIES               January 31, 2003 (Unaudited)




Assets:
  Investments at market (cost $35,745,626)                          $35,539,715
  Receivable for securities sold                                      2,478,495
  Cash                                                                  643,672
  Interest receivable                                                   633,698
  Subscriptions receivable                                              284,805
  Receivable from DMC                                                     6,295
                                                                    -----------
  Total assets                                                       39,586,680
                                                                    -----------


Liabilities:
  Payable for securities purchased                                    3,313,433
  Liquidations payable                                                   43,072
  Distributions payable                                                  75,873
  Other accounts payable and accrued expenses                            43,059
                                                                    -----------
Total liabilities                                                     3,475,437
                                                                    -----------

Total Net Assets                                                    $36,111,243
                                                                    ===========




See accompanying notes

Statement                              Delaware High-Yield Opportunities Fund
  OF OPERATIONS                        Period Ended January 31, 2003 (Unaudited)


Investment Income:
  Interest                                                               $2,011,542
  Dividends                                                                  10,967               $2,022,509
                                                                         ----------               ----------

Expenses:
  Management fees                                                           103,541
  Dividend disbursing and transfer agent fees and expenses                   42,373
  Distribution expenses -- Class A                                           24,038
  Distribution expenses -- Class B                                           48,819
  Distribution expenses -- Class C                                           16,743
  Registration fees                                                          23,294
  Reports and statements to shareholders                                      7,952
  Accounting and administration fees                                          7,196
  Custodian fees                                                              3,408
  Professional fees                                                           2,305
  Trustees' fees                                                              1,086
  Other                                                                         494                  281,249
                                                                         ----------
  Less expenses absorbed or waived                                                                   (58,896)
  Less expenses paid indirectly                                                                         (718)
                                                                                                  ----------
  Total expenses                                                                                     221,635
                                                                                                  ----------
Net Investment Income                                                                              1,800,874
                                                                                                  ----------

Net Realized and Unrealized Gain on Investments:
  Net realized gain on investments                                                                   141,842
  Net change in unrealized appreciation/depreciation of investments                                1,561,692
                                                                                                  ----------
Net Realized and Unrealized Gain on Investments                                                    1,703,534
                                                                                                  ----------

Net Increase in Net Assets Resulting from Operations                                              $3,504,408
                                                                                                  ==========



See accompanying notes

Statements                                Delaware High-Yield Opportunities Fund
  OF CHANGES IN NET ASSETS

                                                                                           Period                Year
                                                                                           Ended                 Ended
                                                                                           1/31/03              7/31/02
                                                                                         (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                  $ 1,800,874         $  3,106,184
  Net realized gain (loss) on investments                                                    141,842           (3,047,410)
  Net change in unrealized appreciation/depreciation of investments                        1,561,692           (1,913,658)
                                                                                         -----------         ------------
  Net increase (decrease) in net assets resulting from operations                          3,504,408           (1,854,884)
                                                                                         -----------         ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                 (847,827)          (1,922,328)
    Class B                                                                                 (481,793)          (1,002,194)
    Class C                                                                                 (165,291)            (273,572)
    Institutional Class                                                                     (146,399)            (307,668)
                                                                                         -----------         ------------
                                                                                          (1,641,310)          (3,505,762)
                                                                                         -----------         ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                3,563,663            8,881,337
    Class B                                                                                3,089,839            4,512,149
    Class C                                                                                1,331,452            1,219,846
    Institutional Class                                                                        7,401            4,099,027

Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                  652,867            1,481,164
    Class B                                                                                  209,854              427,436
    Class C                                                                                  111,633              166,851
    Institutional Class                                                                      146,314              301,157
                                                                                         -----------         ------------
                                                                                           9,113,023           21,088,967
                                                                                         -----------         ------------
Cost of shares repurchased:
    Class A                                                                               (1,924,924)         (11,317,246)
    Class B                                                                               (1,504,733)          (5,094,602)
    Class C                                                                               (1,110,818)          (1,091,567)
    Institutional Class                                                                           --           (1,284,648)
                                                                                         -----------         ------------
                                                                                          (4,540,475)         (18,788,063)
                                                                                         -----------         ------------
Increase in net assets derived from capital share transactions                             4,572,548            2,300,904
                                                                                         -----------         ------------
Net Increase (Decrease) in Net Assets                                                      6,435,646           (3,059,742)

Net Assets:
  Beginning of period                                                                     29,675,597           32,735,339
                                                                                         -----------         ------------
  End of period                                                                          $36,111,243          $29,675,597
                                                                                         ===========         ============



See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                       Delaware High-Yield Opportunities Fund Class A

                                                              Period
                                                              Ended                              Year Ended
                                                             1/31/03(4)   7/31/02(3)   7/31/01     7/31/00      7/31/99     7/31/98
                                                            (Unaudited)
Net asset value, beginning of period                           $3.420      $3.950       $4.850      $5.120       $5.920      $5.920

Income (loss) from investment operations:
Net investment income(1)                                        0.202       0.344        0.444       0.455        0.434       0.523
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.182      (0.488)      (0.893)     (0.296)      (0.691)      0.336
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.384      (0.144)      (0.449)      0.159       (0.257)      0.859
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.184)     (0.386)      (0.451)     (0.429)      (0.438)     (0.605)
Net realized gain on investments                                   --          --           --          --       (0.105)     (0.254)
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.184)     (0.386)      (0.451)     (0.429)      (0.543)     (0.859)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $3.620      $3.420       $3.950      $4.850       $5.120      $5.920
                                                               ======      ======       ======      ======       ======      ======

Total return(2)                                                11.29%      (3.87%)      (9.96%)      3.28%       (4.26%)     15.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $18,016     $14,767      $18,478     $15,650      $12,558      $9,670
Ratio of expenses to average net assets                         1.12%       1.13%        1.30%       1.30%        1.27%       1.14%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.50%       1.44%        1.40%       1.57%        1.89%       1.44%
Ratio of net investment income to average net assets           11.04%       9.05%       10.06%       9.21%        8.02%       8.88%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly     10.66%       8.74%        9.96%       8.94%        7.39%       8.58%
Portfolio turnover                                               721%        609%       1,201%        396%         382%        317%


(1) The average shares outstanding method has been applied for per share information for the periods ended July 31, 2002 and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                       Delaware High-Yield Opportunities Fund Class B

                                                              Period                                                      2/17/98(1)
                                                              Ended                        Year Ended                        to
                                                             1/31/03(5)   7/31/02(4)   7/31/01     7/31/00      7/31/99    7/31/98
                                                            (Unaudited)
Net asset value, beginning of period                           $3.420      $3.960       $4.850      $5.120       $5.920      $5.870

Income (loss) from investment operations:
Net investment income(2)                                        0.190       0.317        0.413       0.421        0.401       0.161
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.182      (0.498)      (0.886)     (0.294)      (0.694)      0.044
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.372      (0.181)      (0.473)      0.127       (0.293)      0.205
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.172)     (0.359)      (0.417)     (0.397)      (0.402)     (0.155)
Net realized gain on investments                                   --          --           --          --       (0.105)         --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.172)     (0.359)      (0.417)     (0.397)      (0.507)     (0.155)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $3.620      $3.420       $3.960      $4.850       $5.120      $5.920
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                10.90%      (4.80%)     (10.44%)      2.62%       (4.91%)      3.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $11,777      $9,435      $11,210      $9,589       $6,296      $1,603
Ratio of expenses to average net assets                         1.82%       1.83%        2.00%       2.00%        1.97%       1.84%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.20%       2.14%        2.10%       2.27%        2.59%       2.14%
Ratio of net investment income to average net assets           10.34%       8.35%        9.36%       8.51%        7.32%       8.18%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      9.96%       8.04%        9.26%       8.24%        6.69%       7.88%
Portfolio turnover                                               721%        609%       1,201%        396%         382%        317%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the periods ended July 31, 2002 and 2001.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                       Delaware High-Yield Opportunities Fund Class C

                                                              Period                                                      2/17/98(1)
                                                              Ended                        Year Ended                        to
                                                             1/31/03(5)   7/31/02(4)   7/31/01     7/31/00      7/31/99    7/31/98
                                                            (Unaudited)
Net asset value, beginning of period                           $3.420      $3.960       $4.850      $5.120       $5.920      $5.870

Income (loss) from investment operations:
Net investment income(2)                                        0.190       0.317        0.414       0.422        0.403       0.161
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.182      (0.498)      (0.887)     (0.295)      (0.696)      0.044
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.372      (0.181)      (0.473)      0.127       (0.293)      0.205
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.172)     (0.359)      (0.417)     (0.397)      (0.402)     (0.155)
Net realized gain on investments                                   --          --           --          --       (0.105)         --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.172)     (0.359)      (0.417)     (0.397)      (0.507)     (0.155)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $3.620      $3.420       $3.960      $4.850       $5.120      $5.920
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                10.90%      (4.80%)     (10.44%)      2.61%       (4.91%)      3.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,442      $2,905       $3,044      $2,264       $1,913        $547
Ratio of expenses to average net assets                         1.82%       1.83%        2.00%       2.00%        1.97%       1.84%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.20%       2.14%        2.10%       2.27%        2.59%       2.14%
Ratio of net investment income to average net assets           10.34%       8.35%        9.36%       8.51%        7.32%       8.18%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      9.96%       8.04%        9.26%       8.24%        6.69%       7.88%
Portfolio turnover                                               721%        609%       1,201%        396%         382%        317%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the periods ended July 31, 2002 and 2001.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.


See accompanying notes

Financial
highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                   Delaware High-Yield Opportunities Fund Institutional Class

                                                              Period
                                                              Ended                              Year Ended
                                                             1/31/03(4)   7/31/02(3)   7/31/01     7/31/00      7/31/99     7/31/98
                                                            (Unaudited)
Net asset value, beginning of period                           $3.420      $3.950       $4.850      $5.120       $5.920      $5.920

Income (loss) from investment operations:
Net investment income(1)                                        0.207       0.355        0.458       0.473        0.444       0.537
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.182      (0.487)      (0.893)     (0.298)      (0.684)      0.330
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.389      (0.132)      (0.435)      0.175       (0.240)      0.867
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.189)     (0.398)      (0.465)     (0.445)      (0.455)     (0.613)
Net realized gain on investments                                   --          --           --          --       (0.105)     (0.254)
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.189)     (0.398)      (0.465)     (0.445)      (0.560)     (0.867)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $3.620      $3.420       $3.950      $4.850       $5.120      $5.920
                                                               ======      ======       ======      ======       ======      ======

Total return(2)                                                11.46%      (3.57%)      (9.67%)      3.61%       (3.96%)     15.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,876      $2,569           $3          $4       $3,691      $3,837
Ratio of expenses to average net assets                         0.82%       0.83%        1.00%       1.00%        0.97%       0.84%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.20%       1.14%        1.10%       1.27%        1.59%       1.14%
Ratio of net investment income to average net assets           11.34%       9.35%       10.36%       9.51%        8.32%       9.18%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly     10.96%       9.04%       10.26%       9.24%        7.69%       8.88%
Portfolio turnover                                               721%        609%       1,201%        386%         382%        317%


(1) The average shares outstanding method has been applied for per share information for the periods ended July 31, 2002 and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.


See accompanying notes

Notes                                     Delaware High-Yield Opportunities Fund
  TO FINANCIAL STATEMENTS                 January 31, 2003 (Unaudited)


Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return, and as a secondary objective, high current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $382 for the period ended January 31, 2003. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended January 31, 2003 were approximately $336. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual

Notes                                     Delaware High-Yield Opportunities Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.83% of average daily net assets of the Fund through September 30, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At January 31, 2003 the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                     $(12,988)
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC                (11,463)
  Other expenses payable to DMC and affiliates                   (2,384)

For the period ended January 31, 2003, DDLP earned $3,852 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended January 31, 2003, the Fund made purchases of $111,507,760 and sales of $108,657,365 of investment securities other than U.S. government securities and short-term investments.

At January 31, 2003, the cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2003, the cost of investments for federal income tax purposes was $36,054,220. At January 31, 2003, net unrealized depreciation was $(514,505), of which $1,271,615 related to unrealized appreciation of investments and $(1,786,120) related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended July 31, 2002 and 2001 was as follows:

                                                       2002            2001

  Ordinary income                                    $3,505,762     $3,272,033
                                                     ==========     ==========

As of July 31, 2002, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                   $ 45,468,134
  Distributions in excess of ordinary income                               (60)
  Capital loss carryforwards                                       (10,336,787)
  Post-October losses                                               (2,432,954)
  Unrealized depreciation on investments                            (3,022,736)
                                                                   -----------
  Net assets                                                       $29,675,597
                                                                   ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $65,503 expires in 2007, $978,433 expires in 2008, $2,847,377 expires in 2009 and $6,445,474 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through July 31, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                        Period         Year
                                                        Ended          Ended
                                                        1/31/03       7/31/02

Shares sold:
  Class A                                              1,036,490     2,334,583
  Class B                                                876,670     1,192,799
  Class C                                                386,607       327,189
  Institutional Class                                      2,145     1,019,717

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                188,420       392,117
  Class B                                                 60,601       113,185
  Class C                                                 32,254        44,267
  Institutional Class                                     42,272        79,676
                                                       ---------     ---------
                                                       2,625,459     5,503,533
                                                       ---------     ---------
Shares repurchased:
  Class A                                               (558,857)   (3,082,757)
  Class B                                               (439,546)   (1,376,965)
  Class C                                               (316,316)     (290,936)
  Institutional Class                                         --      (348,921)
                                                       ---------     ---------
                                                      (1,314,719)   (5,099,579)
                                                       ---------     ---------
Net increase                                           1,310,740       403,954
                                                       =========     =========

For the period ended January 31, 2003, the Class B shares of 15,938 and value of $56,357 were converted to 15,938 Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

Notes                                     Delaware High-Yield Opportunities Fund
  TO FINANCIAL STATEMENTS (CONTINUED)



6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of January 31, 2003, or at any time during the period.

7. Credit and Market Risk
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in the real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the period ended January 31, 2003. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware Investments
  FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------


Growth-Equity Group                                                      Fixed Income Group

Delaware American Services Fund                                          Corporate and Government
Delaware Growth Opportunities Fund                                       Delaware American Government Bond Fund
Delaware Select Growth Fund                                              Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                                           Delaware Delchester Fund
Delaware Technology and Innovation Fund                                  Delaware Diversified Income Fund
Delaware Trend Fund                                                      Delaware Extended Duration Bond Fund
Delaware U.S. Growth Fund                                                Delaware High-Yield Opportunities Fund
                                                                         Delaware Limited-Term Government Fund
Value-Equity Group                                                       Delaware Strategic Income Fund

Delaware Decatur Equity Income Fund                                      Money Market
Delaware Growth and Income Fund                                          Delaware Cash Reserve Fund
Delaware REIT Fund                                                       Delaware Tax-Free Money Fund
Delaware Small Cap Value Fund
                                                                         Municipal (National Tax-Exempt)
International Group                                                      Delaware National High-Yield Municipal Bond Fund
                                                                         Delaware Tax-Free Insured Fund
(DIAL-Delaware International Advisers Ltd.)                              Delaware Tax-Free USA Fund
Delaware Emerging Markets Fund                                           Delaware Tax-Free USA Intermediate Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund                                 Municipal (State-Specific Tax-Exempt)
                                                                         Delaware Tax-Free Arizona Fund
Blend Mutual Funds                                                       Delaware Tax-Free Arizona Insured Fund
                                                                         Delaware Tax-Free California Fund
Delaware Balanced Fund                                                   Delaware Tax-Free California Insured Fund
Delaware Core Equity Fund                                                Delaware Tax-Free Colorado Fund
Delaware Devon Fund                                                      Delaware Tax-Free Florida Fund
Delaware Social Awareness Fund                                           Delaware Tax-Free Florida Insured Fund
                                                                         Delaware Tax-Free Idaho Fund
Structured Equity Products Group                                         Delaware Minnesota High-Yield Municipal Bond Fund
                                                                         Delaware Tax-Free Minnesota Fund
Delaware Diversified Growth Fund                                         Delaware Tax-Free Minnesota Insured Fund
Delaware Diversified Value Fund                                          Delaware Tax-Free Minnesota Intermediate Fund
Delaware Group Foundation Funds                                          Delaware Tax-Free Missouri Insured Fund
  Delaware Growth Allocation Portfolio                                   Delaware Tax-Free New York Fund
  Delaware Balanced Allocation Portfolio                                 Delaware Tax-Free Oregon Insured Fund
  Delaware Income Allocation Portfolio                                   Delaware Tax-Free Pennsylvania Fund


Delaware
Investments(SM)
--------------------------------------
a member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                          Contact Information

Walter P. Babich                               Jude T. Driscoll                             Investment Manager
Board Chairman                                 President and Chief Executive Officer        Delaware Management Company
Citadel Construction Corporation               Delaware Management Holdings, Inc.           Philadelphia, PA
King of Prussia, PA                            Philadelphia, PA
                                                                                            International Affiliate
David K. Downes                                Richelle S. Maestro                          Delaware International Advisers Ltd.
President and Chief Executive Officer          Senior Vice President, Deputy General        London, England
Delaware Investments Family of Funds           Counsel and Secretary
Philadelphia, PA                               Delaware Investments Family of Funds         National Distributor
                                               Philadelphia, PA                             Delaware Distributors, L.P.
John H. Durham                                                                              Philadelphia, PA
Private Investor                               Michael P. Bishof
Gwynedd Valley, PA                             Senior Vice President and Treasurer          Shareholder Servicing, Dividend
                                               Delaware Investments Family of Funds         Disbursing and Transfer Agent
John A. Fry                                    Philadelphia, PA                             Delaware Service Company, Inc.
President                                                                                   2005 Market Street
Franklin & Marshall College                                                                 Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                            For Shareholders
Anthony D. Knerr                                                                            800 523-1918
Managing Director
Anthony Knerr & Associates                                                                  For Securities Dealers and Financial
New York, NY                                                                                Institutions Representatives Only
                                                                                            800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                       Web site
National Gallery of Art                                                                     www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN




(7414)                                                                                                        Printed in the USA
SA-137 [1/03] VGR 3/03                                                                                                     J9014

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